EXHIBIT 10.1 Fifth Amendment to Amended and Restated Credit Agreement
FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
This FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), dated as of November 28, 2016 (the "Effective Date"), is by and among DXP ENTERPRISES, INC., a Texas corporation ("US Borrower"), DXP CANADA ENTERPRISES LTD., a corporation organized under the laws of British Columbia, Canada ("Canadian Borrower" and together with US Borrower, the "Borrowers"), the lenders who are party to this Amendment (the "Consenting Lenders"), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").
PRELIMINARY STATEMENTS
WHEREAS, the Borrowers, the lenders party thereto (the "Lenders") and the Administrative Agent entered into an Amended and Restated Credit Agreement dated as of January 2, 2014 (as amended hereby and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and
WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement as specifically set forth herein and, subject to the terms of this Amendment, the Administrative Agent and the Consenting Lenders have agreed to grant such request of the Borrowers.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
Section 1. Capitalized Terms.  Capitalized terms not otherwise defined in this Amendment (including without limitation in the introductory paragraph and the Preliminary Statements hereto) shall have the meanings as specified in the Credit Agreement.
Section 2. Application of Net Cash Proceeds Related to Equity Issuance.  As of the Effective Date, the US Borrower's September 2016 at-the-market ("ATM") Equity Issuance and October 2016 primary public offering of Equity Interests has generated Net Cash Proceeds in an amount equal to at least $52,000,000.  The US Borrower, the Administrative Agent and the Lenders agree and acknowledge that on or prior to the Effective Date, such Net Cash Proceeds shall be applied to the Obligations as follows:  (a) first, in satisfaction of the requirements set forth for additional mandatory prepayments set forth in Section 4.5(b) of the Credit Agreement, (i) an amount equal to $21,500,000 shall be applied to the Term Loans in inverse order of maturity and (ii) an amount equal to $6,000,000 shall be applied to the Revolving Credit Facility (without a corresponding reduction of the Revolving Commitment) and (b) second, an amount equal to $24,500,000 shall be applied to the Term Loans to prepay (i) the principal payment due and payable on December 31, 2016 in its entirety and (ii) a portion of the principal payment due and payable on March 31, 2017.  The parties hereto further agree and acknowledge that the payments described in subsections (a) and (b) hereof satisfy in full the US Borrower's obligation to make mandatory principal prepayments by December 31, 2016 and March 31, 2017 as set forth in Section 4.5 of the Credit Agreement, and to make mandatory principal prepayments from the Net Cash Proceeds of any Equity Issuance in accordance with Section 4.4(b) of the Credit Agreement.
Section 3. Amendments to Credit Agreement.  Subject to and in accordance with the terms and conditions set forth herein the Administrative Agent and the Consenting Lenders hereto hereby agree as follows:
(a) Amending Section 1.1 of the Credit Agreement by amending and restating the definition of "Consolidated EBITDA" in its entirety to read as follows:
"Consolidated EBITDA" means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for the US Borrower and its Subsidiaries in accordance with GAAP:
(a) Consolidated Net Income for such period, plus
(b) the sum of the following, without duplication, to the extent deducted in determining Consolidated Net Income for such period:
(i) income and franchise taxes payable during such period,
(ii) Consolidated Interest Expense for such period,
(iii) amortization, depreciation and other non-cash charges for such period (except to the extent that such non-cash charges are reserved for cash charges to be taken in the future),
(iv) non-cash compensation charges, including any such charges arising from stock options, restricted stock grants or other equity incentive programs,
(v) (A) one-time cash commissions, fees or other expenses incurred in connection with the Transactions and, to the extent permitted hereunder, any Subordinated Indebtedness, Investments (including the B27 Acquisition) or Asset Dispositions, only to the extent that such cash commissions, fees or other expenses are incurred within six (6) months following the occurrence of the applicable transaction, and (B) integration costs, facility consolidation and closing costs, severance costs and expenses and one-time compensation costs in connection with the B27 Acquisition or any Permitted Acquisition, only to the extent that such costs and expenses are incurred within twelve (12) months following the consummation of the applicable transaction; provided that the sum of all such amounts permitted pursuant to the foregoing clauses (b)(v)(A) and (B) for such period shall not exceed 5% of Consolidated EBITDA (prior to giving effect to this clause (b)(v)) for such period,
(vi) write-down of cash expenses incurred in connection with the Existing Credit Agreement,
(vii) extraordinary losses during such period (excluding extraordinary losses from discontinued operations), and
(viii) additional one-time cash expenses incurred during such period in connection with the B27 Acquisition in an aggregate amount not to exceed $7,500,000 during the term of this Agreement; less
(c) interest income and any extraordinary gains during such period.
(b) amending Section 8.2 of the Credit Agreement by amending and restating subsection (a) to read in its entirety as follows:
(a) at each time financial statements are delivered pursuant to Sections 8.1(a), (b) or (g), a duly completed Officer's Compliance Certificate signed by a Financial Officer of the US Borrower and a report containing management's discussion and analysis of such financial statements;
(c) amending and restating the table found in Section 9.12(a) of the Credit Agreement in its entirety to read as follows:
Period	Maximum Ratio
June 30, 2015 through December 31, 2015	4.25 to 1.00
January 1, 2016 and thereafter	None

(d) amending and restating the table found in Section 9.12(b) of the Credit Agreement its entirety to read as follows:
Period	Minimum Ratio
June 30, 2015 through December 31, 2015	1.15 to 1.00
January 1, 2016 and thereafter	None

(e) amending and restating the table found in Section 9.12(d) of the Credit Agreement in its entirety to read as follows:
Period	Minimum Consolidated EBITDA
July 31, 2016	$49,429,000
August 31, 2016	$45,667,000
September 30, 2016	$43,900,000
October 31, 2016	$43,764,000
November 30, 2016	$44,068,000
December 31, 2016	$39,891,000
January 31, 2017	$40,576,000
February 28, 2017	$42,257,000
March 31, 2017	$43,276,000
April 30, 2017	$41,266,000
May 31, 2017	$39,283,000
June 30, 2017	$36,210,000
July 31, 2017	$42,968,000
August 31, 2017	$42,411,000
September 30, 2017	$39,306,000
October 30, 2017 and thereafter	$39,000,000

(f) amending and restating the Officer's Compliance Certificate in the form of Exhibit F to the Credit Agreement in its entirety to read as set forth in the Annex I attached hereto.
Section 4. Conditions of Effectiveness.  The effectiveness of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:
(a) the Administrative Agent shall have received counterparts of this Amendment executed by each Borrower, each other Credit Party, the Administrative Agent and the Required Lenders;
(b) the representations and warranties of the Borrowers contained in Section 4 of the Credit Agreement shall be true and correct;
(c) all Net Cash Proceeds of the Equity Issuance described in Section 2 of this Amendment shall have been applied to the Obligations as set forth in such Section 2; and
(d) all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees, charges and disbursements of legal counsel for the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment) shall have been paid by the Borrowers.
Section 5. Representations and Warranties of the Borrowers.  Each Borrower represents and warrants as follows:
(a) The execution, delivery and performance by such Borrower of its obligations in connection with this Amendment are within its corporate (or other organizational) powers, have been duly authorized by all necessary corporate (or other organizational) action and do not and will not (i) violate any provision of its articles or certificate of incorporation or bylaws or similar organizing or governing documents of such Borrower, (ii) contravene any Applicable Law which is applicable to such Borrower, (iii) conflict with, result in a breach of or constitute (with notice, lapse of time or both) a default under any material indenture or instrument or other material agreement to which such Borrower is a party, by which it or any of its properties is bound or to which it is subject, or (iv) except for the Liens granted in favor of the Administrative Agent pursuant to the Security Documents, result in or require the creation or imposition of any Lien upon any of its properties or assets, except, in the case of clauses (ii) and (iii) above, to the extent such contraventions, conflicts, breaches or defaults could not reasonably be expected to have a Material Adverse Effect.
(b) Such Borrower has taken all necessary corporate (or other organizational) action to execute, deliver and perform this Amendment and has validly executed and delivered each of this Amendment.  This Amendment constitutes the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, by general equitable principles or by principles of good faith and fair dealing.
(c) No material consent, approval, authorization or other action by, notice to, or registration or filing with, any Governmental Authority or other Person is or will be required as a condition to or otherwise in connection with the due execution, delivery and performance by such Borrower of this Amendment except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents.
(d) After giving effect to this Amendment, the representations and warranties contained in each of the Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date (other than any such representations or warranties that, by their terms, refer to a specific date, in which case as of such specific date).
(e) No Default or Event of Default shall exist immediately prior to and after giving effect to this Amendment.
Section 6. Reference to and Effect on the Loan Documents.  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment and this Amendment shall constitute a Loan Document.
(a) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties under the Loan Documents, in each case as amended or converted by this Amendment.
(b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.
Section 7. Reaffirmations.  Each Credit Party (a) consents to this Amendment and agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person, or release such Person from any obligations, under any of the Loan Documents to which it is a party, (b) confirms and reaffirms its obligations under each of the Loan Documents to which it is a party and (c) agrees that each of the Loan Documents to which it is a party remain in full force and effect and are hereby ratified and confirmed.
Section 8. Execution in Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., "pdf" or "tif") format shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 9. Governing Law.  This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.
Section 10. Entire Agreement.  This Amendment and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, the Issuing Lender, each Swingline Lender and/or the Arranger, constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.
Section 11. RELEASE.  For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Credit Party hereby, for itself and its successors and assigns, fully and without reserve, releases, acquits, and forever discharges each Secured Party, its respective successors and assigns, officers, directors, employees, representatives, trustees, attorneys, agents and affiliates (collectively the "Released Parties" and individually a "Released Party") from any and all actions, claims, demands, causes of action, judgments, executions, suits, liabilities, costs, damages, expenses or other obligations of any kind and nature whatsoever, direct and/or indirect, at law or in equity, whether now existing or hereafter asserted, whether absolute or contingent, whether due or to become due, whether disputed or undisputed, whether known or unknown (INCLUDING, WITHOUT LIMITATION, ANY OFFSETS, REDUCTIONS, REBATEMENT, CLAIMS OF USURY OR CLAIMS WITH RESPECT TO THE NEGLIGENCE OF ANY RELEASED PARTY) (collectively, the "Released Claims"), for or because of any matters or things occurring, existing or actions done, omitted to be done, or suffered to be done by any of the Released Parties, in each case, on or prior to the effective date of this Amendment and are in any way directly or indirectly arising out of or in any way connected to any of this Amendment, the Credit Agreement or any other Loan Document (collectively, the "Released Matters").  In entering into this Amendment, each Credit Party consulted with, and has been represented by, legal counsel and expressly disclaim any reliance on any representations, acts or omissions by any of the Released Parties and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth herein do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof.  The provisions of this Section 10 shall survive the termination of this Amendment, the Credit Agreement and the other Credit Documents and payment in full of the Obligations.
Section 12. No Oral Agreements.  This Amendment, the Credit Agreement as amended by this Amendment, the Notes, and the other Credit Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Signature Pages Follow]
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
DXP ENTERPRISES, INC.,
as US Borrower

By:   /s/ Mac McConnell
 Mac McConnell
 Senior Vice President, Chief Financial
 Officer and Secretary
DXP CANADA ENTERPRISES LTD.,
as Canadian Borrower

By: /s/ Mac McConnell
 Mac McConnell
 Chief Financial Officer
DXP HOLDINGS, INC.,
as a US Subsidiary Guarantor

By: /s/ Mac McConnell
 Mac McConnell
 Vice President
PMI OPERATING COMPANY, LTD.,
as a US Subsidiary Guarantor

By: PUMP-PMI, LLC,
 as General Partner

 By: /s/ Mac McConnell
 Mac McConnell
 Secretary and Treasurer
PMI INVESTMENT, LLC, as a US Subsidiary Guarantor,
PUMP-PMI, LLC, as a US Subsidiary Guarantor

By: /s/ Mac McConnell
 Mac McConnell
 Secretary and Treasurer
B27 HOLDINGS CORP.,
as a US Subsidiary Guarantor

By: /s/ Mac McConnell
 Mac McConnell
 Vice President, Chief Financial Officer and
 Secretary
B27, LLC, as a US Subsidiary Guarantor
B27 RESOURCES, INC., as a US Subsidiary Guarantor
BEST HOLDING, LLC, as a US Subsidiary Guarantor

By: /s/ Mac McConnell
 Mac McConnell
 Vice President and Chief Financial Officer
BEST EQUIPMENT SERVICE & SALES COMPANY, LLC, as a US Subsidiary Guarantor
PUMPWORKS 610, LLC, as a US Subsidiary Guarantor
INTEGRATED FLOW SOLUTIONS, LLC, as a US Subsidiary Guarantor

By: /s/ Kent Yee
 Kent Yee
 Secretary
INDUSTRIAL PARAMEDIC SERVICES LTD.,
as a Canadian Subsidiary Guarantor

By: /s/ Mac McConnell
 Mac McConnell
 Director
HSE INTEGRATED LTD.,
as a Canadian Subsidiary Guarantor

By: /s/ Mac McConnell
 Mac McConnell
 Senior Vice President
NATIONAL PROCESS EQUIPMENT INC.,
as a Canadian Subsidiary Guarantor

By: /s/ Mac McConnell
 Mac McConnell
 Chief Financial Officer
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Issuing Lender, Swingline Lender, and Lender

By: /s/ Jennifer L. Norris
 Jennifer L. Norris
 Senior Vice President
BANK OF AMERICA, N.A.,
as Lender

By: /s/ Anthony Healey
 Name: Anthony Healey
 Title: Senior V.P.
BANK OF AMERICA, N.A. (Canada Branch),
as Lender

By: /s/ Medina Sales de Andrade
 Name: Medina Sales de Andrade
 Title: Vice President
                        CADENCE BANK,
                        as Lender

                        By: /s/ Kurt R. Petersen
                          Name: Kurt R. Petersen
                          Title: Executive Vice President
COMPASS BANK,
as Lender

By: /s/ Bruce Bingham
 Name: Bruce Bingham
 Title: Vice President
ROYAL BANK OF CANADA,
as Lender

By: /s/ Jane Whetham
 Name: Jane Whetham
 Title: Director
ZB, N.A. dba Amegy Bank,
as Lender

By: /s/ Jeremy A. Newsom
 Name: Jeremy A. Newsom
 Title: Executive Vice President
EXHIBIT F
to
Amended and Restated Credit Agreement
dated as of January 2, 2014
by and among
DXP Enterprises, Inc.,
as US Borrower,
DXP Canada Enterprises Ltd.,
as Canadian Borrower,
the lenders party thereto,
as Lenders,
and
Wells Fargo Bank, National Association,
as Administrative Agent

FORM OF OFFICER'S COMPLIANCE CERTIFICATE
OFFICER'S COMPLIANCE CERTIFICATE

 Dated as of: ________________
The undersigned, on behalf of DXP Enterprises, Inc. a Texas corporation (the "US Borrower"), hereby certifies to the Administrative Agent and the Lenders, each as defined in the Credit Agreement referred to below, as follows:
1. This certificate is delivered to you pursuant to Section 8.2 of the Amended and Restated Credit Agreement dated as of January 2, 2014 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among the US Borrower, DXP Canada Enterprises Ltd., a corporation organized under the laws of British Columbia, Canada, as Canadian Borrower (the "Canadian Borrower" and collectively with the US Borrower, the "Borrowers"), the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned thereto in the Credit Agreement.
2. I have reviewed the financial statements of the US Borrower and its Subsidiaries dated as of ________________ and for the ___________ period(s) then ended and such statements fairly present in all material respects the financial condition of the US Borrower and its Subsidiaries as of the dates indicated and the results of their operations and cash flows for the period(s) indicated.
3. I have reviewed the terms of the Credit Agreement, and the related Loan Documents and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and the condition of the US Borrower and its Subsidiaries during the accounting period covered by the financial statements referred to in Paragraph 2 above.  [Such review has not disclosed the existence during or at the end of such accounting period of any condition or event that constitutes a Default or an Event of Default, nor do I have any knowledge of the existence of any such condition or event as at the date of this certificate [except, if such condition or event existed or exists, describe the nature and period of existence thereof and what action the US Borrower has taken, is taking and proposes to take with respect thereto]].*
4. As of the date of this certificate, [the Applicable Rate and calculations determining such figures are set forth on the attached Schedule 1, and]* the US Borrower and its Subsidiaries are in compliance with the financial covenant(s) contained in clauses [(a), (b),] * (c) and (d) of Section 9.12 of the Credit Agreement as shown on such Schedule 1.
[5. The attached Schedule 2 sets forth (a) the names of each Immaterial Subsidiary as of the date of this certificate and (b) calculations demonstrating that, as of the last day of the fiscal quarter set forth in paragraph 2 above, the total assets and total revenues of the Immaterial Subsidiaries, taken as a whole, do not exceed 10% of the Consolidated total assets or 10% of the Consolidated total revenues, respectively, of the US Borrower and its Subsidiaries as of such date.]*
* To be included solely with respect to the financing statements delivered pursuant to Sections  8.1(a) and (b) of the Credit Agreement.

[Signature Page Follows]
WITNESS the following signature as of the day and year first written above.
DXP ENTERPRISES, INC., as US Borrower

By:
Name:
Title: